Second Quarter 2026 Webcast Presentation July 30, 2026 NYSE: WCC

Forward-Looking Statements and Non-GAAP Measures 2 All statements made herein that are not historical facts should be considered as "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These statements include, but are not limited to, statements regarding business strategy, growth strategy, competitive strengths, productivity and profitability enhancement, competition, new product and service introductions, and liquidity and capital resources. Such statements can generally be identified by the use of words such as "anticipate," "plan," "believe," "estimate," "intend," "expect," "project," and similar words, phrases or expressions or future or conditional verbs such as "could," "may," "should," "will," and "would," although not all forward-looking statements contain such words. These forward-looking statements are based on current expectations and beliefs of Wesco's management, as well as assumptions made by, and information currently available to, Wesco's management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of Wesco's and Wesco's management's control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Important factors that could cause actual results or events to differ materially from those presented or implied in the forward-looking statements include, among others, the failure to achieve the anticipated benefits of, and other risks associated with, acquisitions, joint ventures, divestitures and other corporate transactions; the inability to successfully integrate acquired businesses; the impact of increased interest rates or borrowing costs; fluctuations in currency exchange rates; evolving impacts from tariffs or other trade tensions between the U.S. and other countries (including implementation of new tariffs and retaliatory measures); failure to adequately protect Wesco's intellectual property or successfully defend against infringement claims; the inability to successfully deploy new technologies, digital products and information systems or to otherwise adapt to emerging technologies in the marketplace, such as those incorporating artificial intelligence (AI); risks relating to our use or reliance on AI; failure to execute on our efforts and programs related to environmental, social and governance (ESG) matters; unanticipated expenditures or other adverse developments related to compliance with new or stricter government policies, laws or regulations, including those relating to data privacy, cybersecurity, competition, sustainability and environmental protection; the inability to successfully develop, manage or implement new technology initiatives or business strategies, including with respect to the expansion of e-commerce or AI capabilities and other digital solutions and digitalization initiatives; disruption of information technology systems or operations; natural disasters (including as a result of climate change), health epidemics, pandemics and other outbreaks; supply chain disruptions; geopolitical conflicts and issues, such as the ongoing Middle East and Russia/Ukraine conflicts; the impact of changing and expanding export controls, sanctions, and data localization rules; the failure to manage the increased risks and impacts of cyber incidents or data breaches; and exacerbation of key materials shortages, inflationary cost pressures, material cost increases, demand volatility, and logistics and capacity constraints, any of which may have a material adverse effect on the Company's business, results of operations and financial condition. All such factors are difficult to predict and are beyond the Company's control. Additional factors that could cause results to differ materially from those described above can be found in Wesco's most recent Annual Report on Form 10-K and other periodic reports filed with the U.S. Securities and Exchange Commission. Non-GAAP Measures In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) above, this presentation includes certain non-GAAP financial measures. These financial measures include organic sales growth, gross profit, gross margin, earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA, adjusted EBITDA margin, financial leverage, free cash flow, adjusted selling, general and administrative expenses, adjusted income from operations, adjusted operating margin, adjusted other non-operating expense (income), adjusted provision for income taxes, adjusted income before income taxes, adjusted net income, adjusted net income attributable to WESCO International, Inc., adjusted net income attributable to common stockholders, and adjusted earnings per diluted share. The Company believes that these non-GAAP measures are useful to investors as they provide a better understanding of our financial condition and results of operations on a comparable basis. Additionally, certain non-GAAP measures either focus on or exclude items impacting comparability of results such as digital transformation costs, restructuring costs, cloud computing arrangement amortization, the loss on termination of business arrangement, and the related income tax effects, allowing investors to more easily compare the Company's financial performance from period to period. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above. © 2026 Wesco International

Second Quarter Highlights and Full Year Outlook

Market outperformance and exceptional Q2 results driven by accelerating business momentum.

Record second quarter sales and backlog, up 13% and ~60% respectively, with growth across all three business units.

- Second quarter sales were a record at $6.7B, with reported and organic sales growth of 13%
  - Accelerating momentum across all three business units, with Q2 sales up 10% sequentially
  - Total company data center sales up ~45%
- Backlog increased ~60% to a record level, driven by data center wins including significant Grid Services awards and improved demand across the diversified portfolio

Record adjusted EBITDA up 24%, record adjusted EPS up 35% and positive free cash flow.

- Record adjusted EBITDA of $487 million, up 24% versus prior year, with adjusted EBITDA margin expanding 60 basis points to 7.3%
- Record adjusted EPS of $4.57, up 35% versus prior year
- First-half free cash flow performance above expectations
- Leverage ratio improved to 3.0x from 3.4x at 2025 year-end

Raising 2026 outlook, reflecting exceptional results in Q2 and increased outlook for the second half.

- Momentum continues to build across the diversified portfolio, supporting increased outlook
- Benefitting from multiple secular growth trends
- Focused on continuing to deliver strong profitable growth and sustained outperformance wesco

See appendix for non-GAAP definitions and reconciliations.

© 2026 Wesco International
3

Second Quarter YOY Results

Another exceptional quarter with record sales, adjusted EBITDA and adjusted EPS

Net Sales[1]

($Millions)



+13% Organic Sales
$5,900
$6,665
Q2 2025 Sales
Price
Volume
M&A, Foreign Exchange and Workdays
Q2 2026 Sales

- Reported and organic sales up 13%, driven by accelerating sales in all three business units
- Strong volume growth across all three business units
- Estimated price benefit of ~3%

Adjusted EBITDA

($Millions)



+24% +60 bps
$394
6.7% of sales
$487
7.3% of sales
Q2 2025 Adjusted EBITDA
Reported Sales
Gross Margin
SG&A[2]
Q2 2026 Adjusted EBITDA

- Gross margin of 21.8%, up ~70 bps versus prior year
- SG&A[2] was a ~10 bps headwind due to higher incentive compensation
- Record adjusted EBITDA of $487 million, up 24% year-over-year, with EBITDA margin of 7.3%, an increase of 60 bps

[1] Sales growth attribution based on company estimates.

[2] SG&A for the reconciliation for adjusted EBITDA excludes the impact of stock-based compensation expense, digital transformation costs, cloud computing arrangement amortization and restructuring costs.

See appendix for non-GAAP definitions and reconciliations.

wesco
© 2026 Wesco International
4

EPS growth attribution based on company estimates. See appendix for non-GAAP definitions and reconciliations. Outstanding earnings performance with record adjusted EPS up 35% Earnings Per Share 5 • Operating performance was the primary driver of adjusted EPS growth, driven by strong sales growth and margin expansion • Foreign exchange was a modest net headwind during the quarter Q2 EPS $3.39 $4.57 Q2 2025 Adjusted EPS Core Operations Foreign Exchange Interest Other Q2 2026 Adjusted EPS © 2026 Wesco International • Higher interest expense was also a modest headwind to year-over-year EPS growth • A lower effective tax rate and the elimination of preferred dividends contributed to year-over-year adjusted EPS growth +35%

Communications and Security Solutions (CSS)

Record sales and profitability on continued strong data center momentum

Second Quarter Drivers

Reported and organic sales up 18% (volume +17%, price +1%)

- Wesco Data Center Solutions (WDCS) sales increased ~45%, reflecting broad-based growth across the customer base
- Enterprise Network Infrastructure (ENI) up LSD (up HSD including sales within WDCS), driven by service provider activity
- Security up LSD (up HSD including sales within WDCS)

Record backlog up ~95% YOY, driven by strong growth in data center projects

Record profitability with 10.2% adjusted EBITDA margin, marking the first double-digit EBITDA margin quarter in CSS history

- Adjusted EBITDA increased 37%, and adjusted EBITDA margin expanded 140 bps to 10.2%, driven by gross margin expansion and operating cost leverage

Q2 Results

$ Millions	Q2 2026	Q2 2025	YOY
Sales	**$2,681**	**$2,265**	**18%**
Adjusted EBITDA	**$273**	**$199**	**37%**

% of Sales	Q2 2026	Q2 2025	bps fav / (unfav)
Gross Profit	21.8%	20.9%	90 bps
SG&A	11.6%	12.1%	50 bps
Adjusted EBITDA	10.2%	8.8%	140 bps

See appendix for non-GAAP definitions and reconciliations. Numbers may not sum due to rounding.

wesco

© 2026 Wesco International

6

Actual 7 • Design Engineering of mission-critical HVAC Systems • In-House Fabrication and Assembly • Installation • After-Sales Servicing and support Key Capabilities Expanded end-to-end solutions capabilities for data center customers Acquired Newark Engineering Group; ~$60M in 2025 Sales • Adds mission-critical cooling and thermal management expertise • Provides customer engagement earlier in the data center lifecycle • Strengthens presence in the fast- growing Southeast Asia data center market • Creates attractive cross-selling opportunities and supports long-term margin expansion Strategic Rationale © 2026 Wesco International Newark Engineering Group acquisition closed on July 1, 2026.

Electrical and Electronic Solutions (EES)

Record sales and profitability on accelerating business momentum

Second Quarter Drivers

Reported and organic sales up 11% (volume +6%, price +5%)

- Construction up HSD, driven by infrastructure investment and data center project activity
- Industrial up LSD, driven by improving MRO demand
- OEM up over 20%, driven by strong demand across semiconductor, electrification and data center customers
- Sales to data center customers increased over 70%, remaining a key growth driver across EES, with non-data center sales delivering solid HSD growth

Record backlog up ~30% YOY, driven by strong double-digit growth in Industrial, OEM and Construction

Record profitability on strong margin expansion to 9.2% adjusted EBITDA

- Adjusted EBITDA increased 27%, and adjusted EBITDA margin expanded 110 basis points to 9.2%, reflecting significant gross margin expansion

Q2 Results

$ Millions	Q2 2026	Q2 2025	YOY
Sales	**$2,511**	**$2,258**	**11%**
Adjusted EBITDA	**$231**	**$183**	**27%**

% of Sales	Q2 2026	Q2 2025	bps fav / (unfav)
Gross Profit	24.4%	23.0%	140 bps
SG&A	15.2%	14.9%	(30) bps
Adjusted EBITDA	9.2%	8.1%	110 bps

See appendix for non-GAAP definitions and reconciliations. Numbers may not sum due to rounding.

wesco

© 2026 Wesco International 8

Utility and Broadband Solutions (UBS)

Improving demand trends; record backlog driven by Grid Services wins

Second Quarter Drivers

Reported and organic sales up 7% (volume +4%, price +3%)

- Utility up MSD driven by strong IOU performance, a significant increase in Grid Services activity, and improving Public Power trends
- Broadband up mid-teens driven by project activity, customer share gains, and strength across both U.S. and Canadian operations

Record backlog up ~80% YOY, driven by accelerating Grid Services adoption and strong underlying order activity

Return to 10% adjusted EBITDA margin in Q2

- Return to adjusted EBITDA growth versus prior year
- Competitive market dynamics within Public Power was a margin headwind in the second quarter, as expected

Q2 Results

$ Millions	Q2 2026	Q2 2025	YOY
Sales	**$1,473**	**$1,377**	**7%**
Adjusted EBITDA	**$147**	**$144**	**2%**

% of Sales	Q2 2026	Q2 2025	bps fav / (unfav)
Gross Profit	17.6%	18.2%	(60) bps
SG&A	7.6%	7.7%	10 bps
Adjusted EBITDA	10.0%	10.4%	(40) bps

See appendix for non-GAAP definitions and reconciliations. Numbers may not sum due to rounding.

wesco
© 2026 Wesco International
9

Supporting critical infrastructure across the power ecosystem Grid Services Expands UBS Data Center Power Participation 10© 2026 Wesco International Positioned to Support Growing Infrastructure Expanded Technical Capabilities Stronger Customer Relationships Larger Project Participation High-voltage expertise supporting complex infrastructure projects Trusted partner to utilities, data centers, EPCs and contractors Increasing share of large-scale power infrastructure projects Grid Services Applications 1. Data Centers 2. High-Voltage Industrial 3. Renewables 4. Utilities and Grid Infrastructure Customer Diversification Broader Scope of Supply Earlier Lifecycle Engagement to the rack and equipmentFrom the grid to the building Earlier and Deeper Data Center Participation Advisory and Engineering High-Voltage Infrastructure Supply Chain and Logistics

Data center sales continue to scale, representing greater than 20% on a TTM basis Data Center Sales Over $5B on TTM basis to the rack and equipmentFrom the grid to the building Holistic Power-to-Compute Solutions 11© 2026 Wesco International Time to Power (3-5 Years) Construction Period (1–2 Years) Up ~65% Up ~60% Up ~30% Up ~70% Up ~45% Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2' 26 Total Company Data Center Sales and YOY Growth Q2 2026: $1.5B Q2 2025: $1.0B Strategic Acquisitions Expanded Power-to-Compute Capabilities Rahi AscententroCIM Newark Engineering Hyperscale Solutions Building Intelligence Software Facility Services Cooling Solutions Enhanced End-to-End Data Center Capabilities 2022 2026 11© 2026 Wesco International

Data Center Product, Services and Solutions Offerings

Providing holistic services and solutions for every phase of the data center lifecycle

Gray Space

End-to-end electrical, automation and MRO capabilities



Electrical Infrastructure
Building wire, cable trays, medium-voltage cable, switch gear, UPS systems



Mechanical and Cooling
Automated switches and sensors, chillers, Computer Room Air Conditioning (CRAC), thermal



MRO, Safety and Other
Communication devices, janitorial, lighting, tools and equipment

Data Center



Gray Space

White Space


20%
80%

Wesco data center sales mix

White Space

Extensive next-generation infrastructure and services for always-on connectivity


IOT

Physical Security, IoT, Pro A/V
Access control, sensors and monitoring, video surveillance



Communications Infrastructure
Copper and fiber cabling systems, racks and enclosures, high-speed interconnects



IT Infrastructure
Compute, network, storage, wireless technologies

Services and Solutions for Every Phase of the Data Center Lifecycle

Pre-construction → Advisory Services → Grid Services → Installation Enhancement → Rack and Roll Services → Project Deployment Services → Managed Services → Operations

wesco

Global Ecosystem — Expansive Portfolio — Holistic Solutions

© 2026 Wesco International 12

$226 $32 $200 $(425) $(217) $277 $(28) Adjusted Net Income D&A and Other Accounts Receivable Inventory Accounts Payable Capex Free Cash Flow ¹ Represents a four-quarter average of net working capital as of September 30, December 31, March 31 and June 30 as a percentage of revenue for the twelve months ended June 30. See appendix for non-GAAP definitions and reconciliations. Delivered on free cash flow expectations for the first half of the year Free Cash Flow 13 14% of Adjusted Net Income Q2 2026 ($ Millions) Net Working Capital (NWC)¹ % of TTM Sales 20.5% 19.9% 20.3% 2024 2025 2026 © 2026 Wesco International

1 Bar sizes indicate the percentage of SBU sales of full year 2025. Raising growth expectations driven by accelerating business momentum 2026 Strategic Business Unit Sales Growth Drivers 14 Data Center expected to be up 30%+ (vs. up 20%+ prior) Construction Industrial OEM Utility Broadband Enterprise Network Infrastructure Security Data Center © 2026 Wesco International % of Wesco 2025 Sales 2026 Outlook SBU Sales Breakdown1 2026 Outlook Reported Sales Growth Reported Sales Growth Communication and Security Solutions 39% Up mid – high teens (Raised from Up LDD) Electrical and Electronic Solutions 38% Up HSD (Raised from Up MSD) Utility and Broadband Solutions 23% Up MSD (Raised from Up LSD - MSD)

Full-Year 2026 Outlook

Increasing full-year sales, adjusted EBITDA and adjusted EPS expectations

		2026 Outlook	
		April	July
Sales	**Organic sales growth**	**5% - 8%**	**9% - 11%**
	Estimated M&A, Fx and workday impact	~1%	~1%
	Reported sales growth	**6% - 9%**	**10% - 12%**
	Reported sales	**$24.9 - $25.6 billion**	**$25.9 - $26.3 billion**
Adjusted EBITDA	**Adjusted EBITDA margin**	**6.6% - 7.0%**	**6.9% - 7.1%**
Adjusted EPS	**Adjusted diluted EPS**	**$15.00 - $17.00**	**$16.00 - $17.50**
Cash	**Free cash flow**	**$500 - $800 million**	**$300 - $600 million**

2026 Outlook Assumptions

(millions, except effective tax rate)

	FY 2026	
	April	July
Depreciation and Amortization	~$195-$205	~$200-$210
Cloud Computing Amortization Expense Adjustment	~$50	~$50
Stock Compensation Expense Adjustment	~$50	~$70
Interest Expense	~$360-$375	~$380-$390
Other Expense, net	~$10	~$10
Capital Expenditures	~$100	~$100
Share Count	49-49.5	~49.5
Effective Tax Rate	~25%-26% (~26% in Q2-Q4)	~25% (~27% in Q3-Q4)

2026 Underlying Assumptions

- Cloud computing amortization and stock-based compensation are included in SG&A expense for adjusted EPS but are not included in adjusted EBITDA
- Pricing is expected to contribute approximately 2 points to full-year sales growth
- No changes to Federal Reserve interest rate policy expected in 2026 wesco

See appendix for non-GAAP definitions and reconciliations.

© 2026 Wesco International
15

Exceptional start to Q3 with July preliminary sales per workday up high-teens Third Quarter 2026 Outlook 16 Q3 Outlook YOY Reported Sales Up LDD Adjusted EBITDA % Slightly lower sequentially 0% 5% 10% 15% 20% Apr 25 May 25 Jun 25 Jul 25 Aug 25 Sep 25 Oct 25 Nov 25 Dec 25 Jan 26 Feb 26 Mar 26 Apr 26 May 26 Jun 26 YOY Organic Sales Trends Q2-25 Q3-25 Q4-25 Q1-26 Q2-26 +7% +12% +9% +12% +13% © 2026 Wesco International

Second Quarter Highlights and Full Year Outlook

Market outperformance and exceptional Q2 results driven by accelerating business momentum.

Record second quarter sales and backlog, up 13% and ~60% respectively, with growth across all three business units.

- Second quarter sales were a record at $6.7B, with reported and organic sales growth of 13%
  - Accelerating momentum across all three business units, with Q2 sales up 10% sequentially
  - Total company data center sales up ~45%
- Backlog increased ~60% to a record level, driven by data center wins including significant Grid Services awards and improved demand across the diversified portfolio

Record adjusted EBITDA up 24%, record adjusted EPS up 35% and positive free cash flow.

- Record adjusted EBITDA of $487 million, up 24% versus prior year, with adjusted EBITDA margin expanding 60 basis points to 7.3%
- Record adjusted EPS of $4.57, up 35% versus prior year
- First-half free cash flow performance above expectations
- Leverage ratio improved to 3.0x from 3.4x at 2025 year-end

Raising 2026 outlook, reflecting exceptional results in Q2 and increased outlook for the second half.

- Momentum continues to build across the diversified portfolio, supporting increased outlook
- Benefitting from multiple secular growth trends
- Focused on continuing to deliver strong profitable growth and sustained outperformance wesco

See appendix for non-GAAP definitions and reconciliations.

© 2026 Wesco International
17

18 Appendix © 2026 Wesco International

Workdays © 2026 Wesco International 19 Q1 Q2 Q3 Q4 FY 2024 63 64 64 63 254 2025 62 64 64 63 253 2026 62 64 64 63 253 2027 62 64 64 63 253

Organic Sales Growth

($ Millions)	Three Months Ended		Growth/(Decline)				
	June 30, 2026	June 30, 2025	Reported Sales	Acquisition	Foreign Exchange	Workday	Organic Sales
EES	$2,510.7	$2,257.8	11.2 %	— %	0.3 %	— %	10.9 %
CSS	2,681.2	2,265.2	18.4 %	— %	0.9 %	— %	17.5 %
UBS	1,473.2	1,376.6	7.0 %	— %	— %	— %	7.0 %
Total net sales	$6,665.1	$5,899.6	13.0 %	— %	0.4 %	— %	12.6 %

($ Millions)	Three Months Ended		Growth/(Decline)				
	June 30, 2026	March 31, 2026	Reported Sales	Acquisition	Foreign Exchange	Workday	Organic Sales
EES	$2,510.7	$2,244.2	11.9 %	— %	(0.3) %	3.2 %	9.0 %
CSS	2,681.2	2,478.9	8.2 %	— %	(0.1) %	3.2 %	5.1 %
UBS	1,473.2	1,357.0	8.6 %	— %	(0.1) %	3.2 %	5.5 %
Total net sales	$6,665.1	$6,080.1	9.6 %	— %	(0.2) %	3.2 %	6.6 %

Organic sales growth is a non-GAAP financial measure of sales performance. Organic sales growth is calculated by deducting the percentage impact from acquisitions and divestitures for one year following the respective transaction, fluctuations in foreign exchange rates and number of workdays from the reported percentage change in consolidated net sales. Workday impact represents the change in the number of operating days period-over-period after adjusting for weekends and public holidays in the United States. There was no change in the number of workdays in the second quarter of 2026 compared to the second quarter of 2025. The second quarter of 2026 had two more workdays compared to the first quarter of 2026.

wesco
© 2026 Wesco International
20

Gross Profit ($ Millions) Three Months Ended June 30, 2026 June 30, 2025 Net sales $6,665.1 $5,899.6 Cost of goods sold (excluding depreciation and amortization) 5,209.1 4,656.9 Gross profit $1,456.0 $1,242.7 Gross margin 21.8% 21.1 % Gross profit is a financial measure commonly used in the distribution industry. Gross profit is calculated by deducting cost of goods sold, excluding depreciation and amortization, from net sales. Gross margin is calculated by dividing gross profit by net sales. 21© 2026 Wesco International

Business Unit Gross Profit and Gross Margin Electrical and Electronic Solutions (EES) Three Months Ended Gross Profit: June 30, 2026 June 30, 2025 Net sales $2,510.7 $2,257.8 Cost of goods sold (excluding depreciation and amortization) 1,897.8 1,739.3 Gross profit $612.9 $518.5 Gross margin 24.4% 23.0 % Gross profit is a financial measure commonly used in the distribution industry. Gross profit is calculated by deducting cost of goods sold, excluding depreciation and amortization, from net sales. Gross margin is calculated by dividing gross profit by net sales. Communications and Security Solutions (CSS) Three Months Ended Gross Profit: June 30, 2026 June 30, 2025 Net sales $2,681.2 $2,265.2 Cost of goods sold (excluding depreciation and amortization) 2,097.1 1,791.2 Gross profit $584.1 $474.0 Gross margin 21.8% 20.9 % Utility and Broadband Solutions (UBS) Three Months Ended Gross Profit: June 30, 2026 June 30, 2025 Net sales $1,473.2 $1,376.6 Cost of goods sold (excluding depreciation and amortization) 1,214.2 1,126.4 Gross profit $259.0 $250.2 Gross margin 17.6% 18.2% ($ Millions) 22© 2026 Wesco International

Free Cash Flow ($ Millions) Three Months Ended Six Months Ended June 30, 2026 June 30, 2025 June 30, 2026 June 30, 2025 Cash flow provided by operations $53.7 $107.8 $275.1 $135.8 Less: Capital expenditures (28.2) (21.8) (51.6) (42.2) Add: Other adjustments 6.8 0.5 22.2 2.3 Free cash flow $32.3 $86.5 $245.7 $95.9 Percentage of adjusted net income 14.3% 47.9% 62.5% 31.5 % Free cash flow is a non-GAAP financial measure of liquidity. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to fund investing and financing activities. For the three and six months ended June 30, 2026 and 2025, the Company paid for certain costs related to digital transformation and restructuring. Such expenditures have been added back to operating cash flow to determine free cash flow for such periods. Our calculation of free cash flow may not be comparable to similar measures used by other companies. 23© 2026 Wesco International

Net Working Capital - June 30, 2026 ($ Millions) As of Four-quarter Average as of September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026 June 30, 2026 Trade accounts receivable, net $4,204.2 $4,069.6 $4,273.1 $4,685.0 Inventories 4,059.1 4,008.8 4,213.1 4,418.0 Accounts payable 3,375.1 3,030.5 3,470.5 3,740.3 Net working capital $4,888.2 $5,047.9 $5,015.7 $5,362.7 $5,078.6 Three Months Ended Twelve Months Ended September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026 June 30, 2026 Net sales $6,199.1 $6,068.6 $6,080.1 $6,665.1 $25,012.9 Average net working capital % of TTM June 30, 2026 net sales 20.3 % Net working capital is a non-GAAP financial measure of short-term liquidity. Net working capital is calculated by subtracting accounts payable from the sum of trade accounts receivable, net and inventories. Net working capital represents our ability to fund our short-term operational expenses. Our calculation of net working capital may not be comparable to similar measures used by other companies. 24© 2026 Wesco International

Net Working Capital - June 30, 2025 ($ Millions) As of Four-quarter Average as of September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 June 30, 2025 Trade accounts receivable, net $3,629.1 $3,454.4 $3,641.3 $3,942.8 Inventories 3,630.1 3,501.7 3,740.2 3,971.2 Accounts payable 2,839.1 2,670.6 3,025.8 3,291.4 Net working capital $4,420.1 $4,285.5 $4,355.7 $4,622.6 $4,421.0 Three Months Ended Twelve Months Ended September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 June 30, 2025 Net sales $5,489.4 $5,499.7 $5,343.7 $5,899.6 $22,232.4 Average net working capital % of TTM June 30, 2025 net sales 19.9 % Net working capital is a non-GAAP financial measure of short-term liquidity. Net working capital is calculated by subtracting accounts payable from the sum of trade accounts receivable, net and inventories. Net working capital represents our ability to fund our short-term operational expenses. Our calculation of net working capital may not be comparable to similar measures used by other companies. 25© 2026 Wesco International

Net Working Capital - June 30, 2024 ($ Millions) As of Four-quarter Average as of September 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 June 30, 2024 Trade accounts receivable, net $3,795.0 $3,639.5 $3,526.7 $3,654.6 Inventories 3,541.4 3,572.1 3,525.4 3,505.8 Accounts payable 2,650.0 2,431.5 2,974.3 2,688.9 Net working capital $4,686.4 $4,780.1 $4,077.8 $4,471.5 $4,504.0 Three Months Ended Twelve Months Ended September 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 June 30, 2024 Net sales $5,644.4 $5,473.4 $5,350.0 $5,479.7 $21,947.5 Average net working capital % of TTM June 30, 2024 net sales 20.5 % Net working capital is a non-GAAP financial measure of short-term liquidity. Net working capital is calculated by subtracting accounts payable from the sum of trade accounts receivable, net and inventories. Net working capital represents our ability to fund our short-term operational expenses. Our calculation of net working capital may not be comparable to similar measures used by other companies. 26© 2026 Wesco International

Adjusted EBITDA – 2Q 2026

EBITDA and Adjusted EBITDA by Segment

($ Millions)	Three Months Ended June 30, 2026				
	EES	**CSS**	**UBS**	**Corporate**	**Total**
Net income attributable to common stockholders	$204.1	$232.2	$136.8	$(364.1)	$209.0
Net income (loss) attributable to noncontrolling interests	0.2	0.6	—	(0.2)	0.6
Provision for income taxes[1]	—	—	—	62.4	62.4
Interest expense, net[1]	—	—	—	110.4	110.4
Depreciation and amortization	13.7	19.8	9.1	8.5	51.1
EBITDA	$218.0	$252.6	$145.9	$(183.0)	$433.5
Other expense (income), net	12.6	18.7	—	(31.5)	(0.2)
Stock-based compensation expense	0.7	1.6	0.9	15.9	19.1
Digital transformation costs[2]	—	—	—	23.2	23.2
Cloud computing arrangement amortization[3]	—	—	—	11.6	11.6
Adjusted EBITDA	$231.3	$272.9	$146.8	$(163.8)	$487.2
Adjusted EBITDA margin %	9.2 %	10.2 %	10.0 %		7.3 %

(1) The reportable segments do not incur income taxes and interest expense as these costs are centrally controlled through the Corporate tax and treasury functions.

(2) Digital transformation costs include costs associated with certain digital transformation initiatives.

(3) Cloud computing arrangement amortization consists of expense recognized in selling, general and administrative expenses for capitalized implementation costs for cloud computing arrangements to support our digital transformation initiatives.

EBITDA, adjusted EBITDA and adjusted EBITDA margin % are non-GAAP financial measures that provide indicators of the Company's performance and its ability to meet debt service requirements. For the three months ended June 30, 2026, adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization before other non-operating expenses (income), non-cash stock-based compensation expense, digital transformation costs, and cloud computing arrangement amortization.

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© 2026 Wesco International
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Adjusted EBITDA – 2Q 2025

EBITDA and Adjusted EBITDA by Segment

($ Millions)	Three Months Ended June 30, 2025				
	EES	CSS	UBS	Corporate	Total
Net income attributable to common stockholders	$162.1	$162.1	$137.8	$(272.8)	$189.2
Net income (loss) attributable to noncontrolling interests	0.1	0.6	—	(0.4)	0.3
Gain on redemption of Series A Preferred Stock	—	—	—	(27.6)	(27.6)
Preferred stock dividends	—	—	—	12.9	12.9
Provision for income taxes[1]	—	—	—	61.8	61.8
Interest expense, net[1]	—	—	—	92.9	92.9
Depreciation and amortization	12.4	19.1	7.6	9.2	48.3
EBITDA	$174.6	$181.8	$145.4	$(124.0)	$377.8
Other expense (income), net	7.3	15.7	(2.2)	(28.1)	(7.3)
Stock-based compensation expense	1.0	1.4	0.5	5.5	8.4
Digital transformation costs[2]	—	—	—	7.6	7.6
Cloud computing arrangement amortization[3]	—	—	—	7.2	7.2
Restructuring costs[4]	—	—	—	0.5	0.5
Adjusted EBITDA	$182.9	$198.9	$143.7	$(131.3)	$394.2
Adjusted EBITDA margin %	8.1 %	8.8 %	10.4 %		6.7 %

(1) The reportable segments do not incur income taxes and interest expense as these costs are centrally controlled through the Corporate tax and treasury functions.

(2) Digital transformation costs include costs associated with certain digital transformation initiatives.

(3) Cloud computing arrangement amortization consists of expense recognized in selling, general and administrative expenses for capitalized implementation costs for cloud computing arrangements to support our digital transformation initiatives.

(4) Restructuring costs include severance costs incurred pursuant to an ongoing restructuring plan.

EBITDA, adjusted EBITDA and adjusted EBITDA margin % are non-GAAP financial measures that provide indicators of the Company's performance and its ability to meet debt service requirements. For the three months ended June 30, 2025, adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization before other non-operating expenses (income), non-cash stock-based compensation expense, digital transformation costs, cloud computing arrangement amortization, and restructuring costs.

wesco

© 2026 Wesco International
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Adjusted SG&A - EBITDA - QTD

($ Millions)	Three Months Ended June 30, 2026				
	EES	CSS	UBS	Corporate	Total
Adjusted SG&A expenses for EBITDA:					
SG&A expenses	$382.3	$312.8	$113.1	$214.5	$1,022.7
Stock-based compensation expense	(0.7)	(1.6)	(0.9)	(15.9)	(19.1)
Digital transformation costs[1]	—	—	—	(23.2)	(23.2)
Cloud computing arrangement amortization[2]	—	—	—	(11.6)	(11.6)
Adjusted SG&A expenses - EBITDA	$381.6	$311.2	$112.2	$163.8	$968.8
Percentage of net sales	15.2 %	11.6 %	7.6 %		14.5 %

($ Millions)	Three Months Ended June 30, 2025				
	EES	CSS	UBS	Corporate	Total
Adjusted SG&A expenses for EBITDA:					
SG&A expenses	$336.5	$276.6	$107.0	$152.1	$872.2
Stock-based compensation expense	(1.0)	(1.4)	(0.5)	(5.5)	(8.4)
Digital transformation costs[1]	—	—	—	(7.6)	(7.6)
Cloud computing arrangement amortization[2]	—	—	—	(7.2)	(7.2)
Restructuring costs[3]	—	—	—	(0.5)	(0.5)
Adjusted SG&A expenses - EBITDA	$335.5	$275.2	$106.5	$131.3	$848.5
Percentage of net sales	14.9 %	12.1 %	7.7 %		14.4 %

(1) Digital transformation costs include costs associated with certain digital transformation initiatives.

(2) Cloud computing arrangement amortization consists of expense recognized in SG&A expense for capitalized implementation costs for cloud computing arrangements to support our digital transformation initiatives.

(3) Restructuring costs include severance costs incurred pursuant to an ongoing restructuring plan.

For the three months ended June 30, 2026, adjusted SG&A expenses for EBITDA is defined as SG&A expenses before non-cash stock-based compensation expense, digital transformation costs, and cloud computing arrangement amortization. For the three months ended June 30, 2025, adjusted SG&A expenses for EBITDA is defined as SG&A expenses before non-cash stock-based compensation expense, digital transformation costs, cloud computing arrangement amortization, and restructuring costs.

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© 2026 Wesco International
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Adjusted SG&A, Income from Operations, Provision for Income Taxes, and Net Income Attributable to Common Stockholders ($ Millions) Three Months Ended June 30, 2026 June 30, 2025 Adjusted SG&A Expenses: SG&A Expenses $1,022.7 $872.2 Digital transformation costs(1) (23.2) (7.6) Restructuring costs(2) — (0.5) Adjusted SG&A expenses $999.5 $864.1 Percentage of net sales 15.0% 14.6 % Adjusted Income from Operations: Income from operations $382.2 $322.2 Digital transformation costs(1) 23.2 7.6 Restructuring costs(2) — 0.5 Adjusted income from operations $405.4 $330.3 Adjusted income from operations margin % 6.1% 5.6 % Adjusted Provision for Income Taxes: Provision for income taxes $62.4 $61.8 Income tax effect of adjustments to income from operations(3) 6.6 2.2 Adjusted provision for income taxes $69.0 $64.0 Adjusted Net Income Attributable to Common Stockholders: Net income attributable to common stockholders $209.0 $189.2 Digital transformation costs(1) 23.2 7.6 Restructuring costs(2) — 0.5 Income tax effect of adjustments to income from operations(3) (6.6) (2.2) Gain on redemption of Series A Preferred Stock — (27.6) Adjusted net income attributable to common stockholders $225.6 $167.5 (1) Digital transformation costs include costs associated with certain digital transformation initiatives. (2) Restructuring costs include severance costs incurred pursuant to an ongoing restructuring plan. (3) The adjustments to Income from operations have been tax effected at rates of 28.4% and 26.3% for the three months ended June 30, 2026 and 2025, respectively. 30© 2026 Wesco International

Adjusted Earnings Per Diluted Share ($ Millions, except for per share data) Three Months Ended June 30, 2026 June 30, 2025 Adjusted income from operations $405.4 $330.3 Interest expense, net 110.4 92.9 Other income, net (0.2) (7.3) Adjusted income before income taxes 295.2 244.7 Adjusted provision for income taxes 69.0 64.0 Adjusted net income 226.2 180.7 Net income attributable to noncontrolling interests 0.6 0.3 Adjusted net income attributable to WESCO International, Inc. 225.6 180.4 Preferred stock dividends — 12.9 Adjusted net income attributable to common stockholders $225.6 $167.5 Diluted shares 49.4 49.4 Adjusted earnings per diluted share $4.57 $3.39 For the three months ended June 30, 2026, SG&A expenses, income from operations, provision for income taxes, net income attributable to common stockholders and earnings per diluted share have been adjusted to exclude digital transformation costs and the related income tax effects. For the three months ended June 30, 2025, SG&A expenses, income from operations, the provision for income taxes, net income attributable to common stockholders and earnings per diluted share have been adjusted to exclude digital transformation costs, restructuring costs, and the related income tax effects, and the gain on redemption of the Company's Series A Preferred Stock. These non-GAAP financial measures provide a better understanding of our financial results on a comparable basis. 31© 2026 Wesco International

Financial Leverage ($ Millions, except ratios) Twelve Months Ended June 30, 2026 December 31, 2025 Net income attributable to common stockholders $715.5 $645.8 Net income attributable to noncontrolling interests 3.0 2.3 Gain on redemption of Series A Preferred Stock (5.3) (32.9) Preferred stock dividends — 27.3 Provision for income taxes 221.0 213.4 Interest expense, net 414.5 386.7 Depreciation and amortization 202.6 197.6 EBITDA $1,551.3 $1,440.2 Other income, net (3.1) (9.6) Stock-based compensation expense 57.1 40.5 Digital transformation costs(1) 62.1 35.2 Cloud computing arrangement amortization(2) 41.8 30.2 Restructuring costs(3) (1.6) — Adjusted EBITDA $1,707.6 $1,536.5 As of June 30, 2026 December 31, 2025 Short-term debt and current portion of long-term debt, net $25.0 $25.0 Long-term debt, net 5,911.1 5,756.4 Debt discount and debt issuance costs(4) 49.8 48.0 Total debt 5,985.9 5,829.4 Less: Cash and cash equivalents 808.9 604.8 Total debt, net of cash $5,177.0 $5,224.6 Financial leverage ratio 3.0 3.4 (1) Digital transformation costs include costs associated with certain digital transformation initiatives. (2) Cloud computing arrangement amortization consists of expense recognized in selling, general and administrative expenses for capitalized implementation costs for cloud computing arrangements to support our digital transformation initiatives. (3) Reduction to restructuring costs represents the reversal of certain severance costs previously incurred pursuant to an ongoing restructuring plan. (4) Debt is presented in the Condensed Consolidated Balance Sheets net of debt discount and debt issuance costs. Financial leverage ratio is a non-GAAP measure of the use of debt. Financial leverage ratio is calculated by dividing total debt, excluding debt issuance costs, and debt discount, net of cash, by adjusted EBITDA. EBITDA is defined as the trailing twelve months earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as the trailing twelve months EBITDA before other non-operating income, non-cash stock-based compensation expense, digital transformation costs, cloud computing arrangement amortization, and restructuring costs. 32© 2026 Wesco International